Exhibit 99.1

Marcum Microcap Conference June 2, 2016 New York, NY LISHAN AKLOG, MD Chairman & CEO Nasdaq:PAVMU 1

Disclaimers This presentation contains certain forward-looking statements that involve risks and uncertainties. Actual results and events may differ significantly from results and events discussed in forward-looking statements. Factors that might cause or contribute to such differences include, but are not limited to, those discussed in “Risk Factors” in our Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission. We undertake no obligation to update publicly any forward-looking statements to reflect new information, events, or circumstances after the date they were made. This presentation shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. PAVmed has not yet sought nor received clearance from the FDA or any other regulatory agency for any of the products described in this presentation. ir.pavm.com info@pavm.com Nasdaq:PAVMU 2

Innovative multi-product medical device company Leadership team of entrepreneurs with a strong track record of value creation Unique, proven business model focused on capital efficiency and speed to market Deep, expanding pipeline of innovative products across a broad spectrum of clinical conditions addressing >$4B market opportunities Nasdaq:PAVMU 3

Leadership team with strong record of value creation LISHAN AKLOG, MD CHAIRMAN & CEO A.B. Physics, magna cum laude Phi Beta Kappa M.D., cum laude General Surgery Resident Cardiothoracic Surgery Resident Assistant Professor Associate Surgeon Associate Chief of Cardiac Surgery Assistant Professor Director of Minimally Invasive Cardiac Surgery Chair of the Cardiovascular Center Chief of Cardiovascular Surgery Associate Professor of Surgery Founding Partner Chairman and CTO, Vortex Medical Senior Advisor, Director, Saphena Medical, Kaleidoscope Medical and Cruzar Medical BRIAN DEGUZMAN, MD CHIEF MEDICAL OFFICER B.S. Biology M.D. General Surgery Resident Cardiac Surgery Research Fellow Cardiothoracic Surgery Resident Clinical Associate Associate Surgeon Assistant Professor of Surgery Associate Chief of Cardiovascular Surgery Assistant Professor of Surgery Founding Partner CMO, Vortex Medical CEO, Kaleidoscope Medical Senior Advisor, Director Saphena Medical and Cruzar Medical MICHAEL GLENNON VICE CHAIRMAN B.A., Business Administration Endoscopy and Surgical Instrument Territory Sales Manager Cardiac Surgery Territory and Regional Sales Manager CRM Sales Manager CRM District Sales Manager Senior Vice President, Sales and Marketing Founding Partner CEO, Vortex Medical, Saphena Medical and Cruzar Medical Senior Advisor, Director Kaleidoscope Medical Nasdaq:PAVMU 4

Leadership teamʼs prior track record of success ANGIOVAC® Endovascular device to move large lots and other material VENOPAX® Endoscopic vessel harvest device for coronary bypass surgery HOUDINI® Device to treat chronic total occlusion of peripheral arteries KALEIDOSCOPE Reversible inferior vena cava filter Acquired for $55 Million by Angiodynamics (Nasdaq:ANGO) 3rd Gen device now marketed across the US Evaluating acquisition overtures from 4 companies FDA 510(k) clearance December 2015 Commercial Launch in progress with Key Opinion Leaders Submitted to FDA for 510(k) clearance Evaluating acquisition overtures by large strategics Nasdaq:PAVMU 5

Leadership teamʼs track record of success Nasdaq:PAVMU 6

Proven record of capital efficiency and speed to market TIME AND CAPITAL TO FDA CLEARANCE PAVmed Model 23 Months Typical Company 61 Months 0 12 24 36 48 60 Months PAVmed Model $3M Typical Company $31M $0 $10,000,000 $20,000,000 $30,000,000 Dollars * Typical Company data from Markower, et al. FDA Impact on US Medical Technology Innovation 2010 Nasdaq:PAVMU 7

Project selection criteria drive commercial opportunity Reimbursement Profile Technology Profile Unmet Clinical Need Regulatory Profile High Margin Product Attractive Market Commercial Opportunity Nasdaq:PAVMU 8

Key business processes drive capital efficiency and speed Outsourced Best-in-class Process Experts Parallel Development Processes Regulatory Strategy Capital Efficiency Speed To Market Light Infrastructure Low Fixed Costs Flexible Commercialization Strategy Nasdaq:PAVMU 9

Lead products provide near-term value creation opportunities PortIO Long-term Implantable Vascular Access Device CarpX Percutaneous Device to Treat Carpal Tunnel Syndrome Caldus Disposable Tissue Ablation Devices NextCath Self-Anchoring Short-Term Catheters NextFlo Highly Accurate Disposable Infusion Pump *PAVmed has not yet sought nor received clearance from the FDA or any other regulatory agency for any of these products. Nasdaq:PAVMU 10

Lead products provide near-term value creation opportunities PRODUCT ADDRESSABLE MARKET REGULATORY PATH COMMERCIALIZATION INITIAL CHANNEL TARGET DATE PortIO Long-term Implantable Vascular Access Devices $500M/$50M 510(k) Independent Distributors Q2 2017 Caldus Disposable Tissue Ablation Devices $200M/$100M 510(k) Independent Distributors Q3 2017 Disposable Renal Denervation Devices $5B/$1B CE Mark / Emerging Markets Independent Distributors Q2 2018 CarpX Percutaneous Treatment of Carpal Tunnel Syndrome $1.5B/$750M 510(k) Independent Distributors Q3 2017 NextCath Self-Anchoring Short-Term Catheters $2B/$1B 510(k) Corporate Distribution Agreement Q2 2017 NextFlo Highly Accurate Disposable Infusion Pump $500M 510(k) Corporate Distribution Agreement Q2 2017 *PAVmed has not yet sought nor received clearance from the FDA or any other regulatory agency for any of these products. Nasdaq:PAVMU 11

Long-term implantable vascular access ports

- Commonly known as “Port-a-Caths”
- Most common indications
  - Chemotherapy
  - Intravenous nutrition
  - Other long-term medication regimens

    Hemophilia treatments   Antibiotics   New biologics

<u>Market</u>

- ~400,000 US patients/year in 2012*
- Estimated $400-500 million market
- CAGR 5-8%







BARD ACCESS SYSTEMS

smiths medical

angiodynamics

B | BRAUN

Teleflex

medCOMP®

Medtronic

PAVmed

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Nasdaq:PAVMU

Unmet clinical need ‒ current device limitations OCCLUSIONS ~30% of patients Potentially more serious complications (DVT, PE) Requires clot-busting medications or a repeat procedure Significant economic burden POOR VEINS >10% of patients Kidney failure patients on dialysis Prior chemotherapy or other need for access Patients with pacemaker and defibrillators leads OTHER Regular flushes Surgical insertion and removal Bloodstream infections Limitations are driven by INTRAVASCULAR COMPONENT Nasdaq:PAVMU 13

PortIO ‒ The PAVmed Solution PortIOTM Implantable INTRAOSSEOUS Vascular Access Port NO INTRAVASCULAR COMPONENT INTRAOSSEOUS INFUSION Intraosseous = into the bone marrow Well established access site for ACUTE Infusions Pediatric ER/Military Trauma Good bioequivalence to IV Infusions Has not previously been commercially used for LONG-TERM Infusions Nasdaq:PAVMU 14

PortIO – The PAVmed Solution



Fewer Complications

Fewer occlusions

Potential for fewer, less serious infections

More Cost Effective

Fewer occlusions

No need for regular flushes

No radiographic confirmation

Shift procedures less expensive locale

Less Invasive

Near percutaneous insertion/removal

More Versatile

Near limitless number of potential access sites

Target commercialization – Q2-2017

Initial target – poor venous access patients

PAVmed 15 Nasdaq:PAVMU

Carpal Tunnel Syndrome

- Estimated prevalence 3-8% of adults = ~5M
- >3M office visits per year
- Most common cumulative trauma disorder
- Most common occupational injury
- Most common cause of lost work days
- Billions of dollars in workman's comp

<u>Carpal Tunnel Surgery</u>

- Over 600,000 US procedures per year
- Traditional vs. Endoscopic


Median nerve
Transverse carpal ligament











PAVmed
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Nasdaq:PAVMU

Unmet clinical need ‒ current device limitations TRADITIONAL SURGERY IS INVASIVE 2 inch incision Surgical procedure Post-operative Pain 3-4 month recovery ENDOSCOPIC SURGERY IS LESS EFFECTIVE Higher recurrence Higher reoperation rate Increased nerve injury Nasdaq:PAVMU 17

CarpX ‒ The PAVmed Solution PERCUTANEOUS device to treat Carpal Tunnel Syndrome NO SURGICAL INCISION CARPX Balloon catheter with bipolar cutting electrode Inserted into tunnel over a guidewire under ultrasound guidance Cleanly cuts ligament from inside out in <1.5 sec No visible injury to surrounding structures Nasdaq:PAVMU 18

CarpX – The PAVmed Solution



Less Invasive

- Truly percutaneous
- No surgical incision or dissection

More Cost Effective

- Shift procedures interventional lab or office
- Shorten procedural times

Fewer Complications

- Better nerve protection
- Greater lateral dissection may decrease recurrence rates

Expanded Market

- Lower threshold for intervention

Target commercialization – Q3-2017

PAVmed 19 Nasdaq:PAVMU

Near- and long-term opportunities for value creation



Caldus RND CE Clearance
CarpX Commercialization
Caldus General Commercialization
NextCath, NextFlo Commercialization
PortIO Commercialization
Caldus General FDA Submission
CarpX FDA Submission
NextCath, NextFlo FDA Submission
PortIO FDA Submission
2018
2017
2016

PAVmed
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Nasdaq:PAVMU

Corporate Highlights Founded June 2014 Nasdaq IPO Completed April 28, 2016 1,060,000 Units (1 share, 1 warrant) Sold at $5.00 per Unit $5,300,000 gross proceeds Capital Structure Total Shares Outstanding 13,310,000 Total Warrants Outstanding 10,522,741 Units split into Shares/Warrants July 28, 2016 Market Performance IPO Price $5.00 High Close $15.93 Low Close $8.06 Last Close $11.10 Market Cap $149M Post-IPO Performance 1 day +61% 30-day +122% Nasdaq:PAVMU 21

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